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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  APRIL 4, 2001
                                 Date of Report
                        (Date of earliest event reported)

                               IRIDEX CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-27598                                                     77-0210467
(Commission File No.)                                 (IRS Employer Identification Number)

                             1212 TERRA BELLA AVENUE
                          MOUNTAIN VIEW, CA 94043-1824
          (Address, including Zip Code, of Principal Executive Offices)

                                  650-940-4700
              (Registrant's Telephone Number, Including Area Code)



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     ITEM 5. OTHER EVENTS

     On April 4, 2001, IRIDEX Corporation, a Delaware corporation, (the "Registrant") issued a press release (attached hereto as Exhibit 99.1) announcing that it anticipates lower than expected sales and a loss from continuing operations for its first fiscal quarter ended March 30, 2001 The information that is set forth in Registrant's press release dated April 4, 2001 is incorporated herein by reference.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.1  Press Release of Registrant dated April 4, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2001                   IRIDEX CORPORATION



                                       By: /s/ Theodore A. Boutacoff
                                           -------------------------
                                           Theodore A. Boutacoff
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
 99.1            Press Release of Registrant dated April 4, 2001.

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